Exhibit 10.10
Voting Agreement and Irrevocable Limited Proxy
     This Voting Agreement and Irrevocable Limited Proxy (“Agreement”), dated July 3, 2007, is made among New Horizons Worldwide, Inc., a Delaware corporation (the “Company”), the persons listed on the signature pages hereof as the “Investors” and each of the other undersigned holders of shares of capital stock of the Company listed on the signature pages hereof as the “Stockholders.”
Recitals
     A. Each of the Investors and Stockholders is the record or beneficial owner of the number of Voting Shares set forth in Schedule A to this Agreement.
     B. The Investors have negotiated with the Company the Purchase Agreement and related agreements pursuant to which, subject to the terms and conditions thereof, the Company has agreed to sell and the Investors have agreed to purchase the Series C Shares. The Company will create the Series C Shares from its authorized shares of preferred stock by adopting and filing a Certificate of Designations describing the rights and preferences of the Series C Shares.
     C. The Company presently has an insufficient number of authorized shares of its common stock to accommodate the conversion rights contemplated for the Series C Shares under the Purchase Agreement. Pursuant to the Agreement, the Company has agreed to submit to its stockholders the Amendment.
     D. To induce the Investors to consummate the transactions contemplated by the Purchase Agreement, the Investors and Stockholders are prepared to enter into a voting agreement and to grant the limited proxies herein provided, for the purpose of voting in favor of the Amendment.
     THEREFORE, in consideration of the foregoing, the parties agree as follows:
     1. Definitions. Capitalized terms used in this Agreement shall have the following meanings:
     (a) “Agreement” means this Voting Agreement and Irrevocable Limited Proxy.
     (b) “Amendment” means the proposed amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock to 30,000,000.
     (c) “Beneficial Owner” or any reference to securities beneficially owned means beneficial ownership as defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended.
     (d) “Company” has the meaning set forth in the first paragraph of this Agreement.
     (e) “Investors” means the persons executing this Agreement as Investors, as indicated on the signature page hereof.
     (f) “Meeting” is defined in Section 2.
     (g) “Proxy” has the meaning set forth in Section 4.
     (h) “Purchase Agreement” means the Series C Stock and Warrant Purchase Agreement among the Investors and the Company pursuant to which, subject to the terms and conditions thereof, the Company has agreed to sell and the Investors have agreed to purchase the Series C Shares.
     (i) “Series C Shares” means the shares of Series C Convertible Preferred Stock of the Company that the Investors have agreed to purchase under the Purchase Agreement.
     (j) “Stockholders” means the persons executing this Agreement as Stockholders, as indicated on the signature page hereof.
     (k) “Voting Shares” means the number of shares of the voting common stock owned of record or beneficially by the Investors and the Stockholders, and includes, without limitation, all shares of the Corporation’s common stock which an Investor or a Stockholder is entitled to vote, all shares of the Corporation’s Series B Convertible Preferred Stock which a Stockholder is entitled to vote on an as-converted basis, and all of the Series C Shares which an Investor is entitled to vote on an as-converted basis.
     2. Purchase Agreement. Simultaneously with executing this Agreement, the Company and the Investors have executed the Purchase Agreement. Pursuant to the Purchase Agreement, the Company has undertaken, subject to the conditions set forth therein, to submit the Amendment for approval by its stockholders at a special meeting to be convened as described in the Purchase Agreement (the “Meeting”).
     3. Voting Agreement. Pursuant to Section 218 of the Delaware General Corporation Law, each Investor and each Stockholder severally agrees to vote or direct to be voted all Voting Shares which the Investor or Stockholder is entitled to vote or direct to be voted at any meeting of the Company’s stockholders held before the Purchase Agreement is terminated, and at any adjournment thereof, for the specific and only purpose of voting in favor of approving the Amendment.
     4. Limited Irrevocable Proxy. Each Investor and each Stockholder appoints Arnold M. Jacob and Robert H. Orley, and each of them (collectively, the “Proxy”), as the Investor’s or Stockholder’s lawful proxy and attorney-in-fact, with full power of substitution, to represent and vote the Voting Shares which the Investor or Stockholder is entitled to vote, and the Proxy agrees to vote such Voting Shares, for and in the name, place, and stead of the Investor or Stockholder, at any meeting of the stockholders of the Company described in Section 3, at any adjournment thereof, for the specific and only purpose of voting in favor of the approval of the Amendment. The foregoing limited proxy is coupled with an interest and is irrevocable unless the consent of all the Investors is first obtained, and will remain in effect during the term of this Agreement. If an Investor or Stockholder transfers any of its Voting Shares, whether voluntarily or involuntarily, this proxy will continue to apply to those Voting Shares after the transfer.
     5. Representations of the Stockholders. Each of the Stockholders severally represents and warrants to each of the Investors and the other Stockholders as follows:
     (a) On the date of this Agreement, the Voting Shares listed on Schedule A represent all of the Voting Shares currently owned of record or beneficially by the Stockholder, directly or indirectly. The Stockholder currently has, and at the time of the Meeting will have record or beneficial ownership of such Voting Shares, free and clear of claims, liens, charges, encumbrances, and security interests (other than the encumbrances created by this Agreement and other than restrictions on transfer imposed by the Securities Act of 1933, as amended, and applicable state securities laws) and free of other restrictions, options, rights to purchase or other claims that would adversely affect the ability of the Stockholder to perform the Stockholder’s obligations under this Agreement.
     (b) The Stockholder has the full legal power and authority or capacity to execute and deliver this Agreement and to perform its obligations hereunder
     (c) The execution and delivery by the Stockholder and the performance of its obligations hereunder are not in violation of any other agreement to which the Stockholder is a party, including without limitation any voting agreement, stockholders’ agreement, or voting trust, nor is the same in conflict with or rendered ineffective by any previously outstanding proxy which the Stockholder may have granted.
     (d) This Agreement constitutes the legal, valid, and binding agreement of the Stockholder, enforceable against it in accordance with its terms.
     6. Representations of the Investors. Each of the Investors severally represents and warrants to each of the Stockholders and the other Investors as follows:
     (a) On the date of this Agreement, the Voting Shares listed on Schedule A represent all of the Voting Shares currently beneficially owned or controlled by the Investor, directly or indirectly, alone or together with any other person. The Investor currently has, and (subject to Section 7) at the time of the Meeting will have record or beneficial ownership of such Voting Shares, free and clear of claims, liens, charges, encumbrances, and security interests (other than the encumbrances created by this Agreement and other than restrictions on transfer imposed by the Securities Act of 1933, as amended, and applicable state securities laws) and free of other restrictions, options, rights to purchase or other claims that would adversely affect the ability of the Investor to perform the Investor’s obligations under this Agreement.
     (b) The Investor has full legal power and authority or capacity to execute and deliver this Agreement and to perform its obligations hereunder.
     (c) The execution and delivery of this Agreement by the Investor and the performance by it of its obligations hereunder do not violate the terms of any outstanding agreements to which the Investor is a party.
     (d) This Agreement constitutes the legal, valid, and binding agreement of the Investor, enforceable against it in accordance with its terms.
     7. Inconsistent Actions. During the term of this Agreement, no Investor or Stockholder will take any action in respect of the Voting Shares owned of record or beneficially by the Investor or Stockholder that is inconsistent with the purpose of this Agreement (subject to the proviso of the following sentence). Without limiting the generality of the foregoing, during the term of this Agreement, no Investor or Stockholder shall transfer, by sale, gift, or otherwise, encumber in any manner, or otherwise dispose of any of the Voting Shares owned of record or beneficially by such Investor or Stockholder or seek to do any of the same without the Investors’ prior consent, except to a transferee that has agreed in writing to be bound by the terms of this Agreement to the same extent as the transferor; provided, however, that if, following the first anniversary of this Agreement, the holders of a majority of the Series C Shares then outstanding so indicate in writing, no Investor will be bound by the restrictions on transfer or disposition contained in this sentence. The parties expressly acknowledge that nothing in this Section 7 shall be deemed to permit or authorize a transfer of Voting Shares that would violate (a) applicable law or (b) the terms of any other agreement to which such person may be party or by which the Voting Shares may be bound.
     8. Specific Performance. The parties acknowledge and agree that, in any action for the actual or anticipated breach of this Agreement, the legal remedy for damages will be inadequate and specific performance, reformation, injunction or other equitable relief will be appropriate and may be granted (without the posting of any bond) to prevent or remedy any actual or anticipated breach.
     9. Term. This Agreement shall commence on the date hereof and will terminate on the earlier of (a) the day following the date on which the Meeting is convened (provided, that if the Meeting is adjourned this Agreement shall continue until the day following the last date to which the Meeting is adjourned); (b) the date on which holders of a majority of the Series C Shares issued under the Purchase Agreement have elected to have their Series C Shares redeemed pursuant to the provisions of Article 10 of the Certificate of Designations describing the rights and preferences of the Series C Shares; or (c) the second anniversary of this Agreement.
     10. Action in Stockholder’s Capacity Only. No individual Investor or Stockholder makes any agreement or understanding in this Agreement in his or her capacity as a director or officer of the Company. Each Investor or Stockholder is entering into this Agreement solely in his, her or its capacity as the record holder or beneficial owner of the Voting Shares and nothing in this Agreement limits or affects any actions taken by an Investor or Stockholder in his or her capacity as a director or officer of the Company.
     11. Inducement. Each Investor and Stockholder acknowledges that the execution, delivery and performance by him, her or it of this Agreement is a material inducement to the Investors to enter into and perform their obligations under the Purchase Agreement, and that the Investors have relied on the representations, warranties, agreements and covenants of the Investor and Stockholder hereunder in entering into the Purchase Agreement.
     12. Binding Agreement. All authority herein conferred or agreed to be conferred by each Investor or Stockholder shall survive the dissolution, death or incapacity of such Investor or Stockholder. This Agreement shall inure to the benefit of and be binding upon the parties hereto (severally and not jointly in the case of the Investors and Stockholders) and their respective heirs, personal representatives, successors, and assigns. Any person executing this Agreement solely in a fiduciary capacity shall be bound hereby only in such capacity and not individually. Each Investor may, without the consent of the other Investors or the Stockholders, assign its rights hereunder to any affiliate, provided that any such assignment shall not affect the Investor’s obligations hereunder. Each person who executes and delivers this Agreement agrees and acknowledges that he, she or it will be bound by this Agreement in accordance with its terms notwithstanding the fact that certain other persons listed on the signature pages hereto may not have executed this Agreement.
     13. Entire Agreement. This Agreement, together with the Purchase Agreement, contains the entire understanding of the parties with respect to the transactions contemplated in this Agreement and supersedes all prior or contemporaneous agreement, understandings or arrangements regarding the subject matter of this Agreement.
     14. Notice. All notices, requests, consents, and other communications hereunder shall be in writing and shall be mailed first class, registered with postage prepaid, if to the Company, to its principal executive offices, and if to an Investor or Stockholder, to the address indicated on Schedule A.
     15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to choice of laws principles that would require the application of the laws of any other jurisdiction.
     16. No Third Party Beneficiaries. Nothing contained in this Agreement is intended to confer upon any person or entity, other than the parties and their respective successors and permitted assigns, any benefit, right or remedies under or by reason of this Agreement, as third party beneficiaries or otherwise.
     17. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which, taken together, will constitute one instrument. A party’s facsimile signature on this Agreement will have the same effect as an original signature for all purposes.

     In Witness Whereof, the Company, the Investors and the Stockholders have caused this Voting Agreement and Irrevocable Proxy to be executed as of the day and the year first written above.

New Horizons Worldwide, Inc., a Delaware corporation
By:	/s/ Mark A. Miller
	Title:	President and Chief Executive Officer

Investor and Stockholder Signature Page to Voting Agreement and
Irrevocable Proxy for New Horizons Worldwide, Inc.
     The undersigned Investors and Stockholders have caused this Voting Agreement and Irrevocable Proxy to be executed as of the day and the year first written above
Investor:

ATMF New Horizons, LLC
By:	/s/ Arnold M. Jacob
Arnold M. Jacob, Member

Stockholder:
/s/ Arnold M. Jacob
Arnold M. Jacob

Investor and Stockholder Signature Page to Voting Agreement and
Irrevocable Proxy for New Horizons Worldwide, Inc.
     The undersigned Investors and/or Stockholders have caused this Voting Agreement and Irrevocable Proxy to be executed as of the day and the year first written above

Investor:

NH Investment LLC

By:	NH Manager, Inc., Manager

By:	/s/ Robert H. Orley
Robert H. Orley, President

Stockholders:
/s/ Robert H. Orley
Robert H. Orley

/s/ Joseph H. Orley
Joseph H. Orley

/s/ Lawrence Lax
Lawrence Lax

Investor and Stockholder Signature Page to Voting Agreement and
Irrevocable Proxy for New Horizons Worldwide, Inc.
     The undersigned Investors and/or Stockholders have caused this Voting Agreement and Irrevocable Proxy to be executed as of the day and the year first written above

Stockholder:
/s/ Kenneth Hantman
Kenneth Hantman

Investor and Stockholder Signature Page to Voting Agreement and
Irrevocable Proxy for New Horizons Worldwide, Inc.
     The undersigned Investors and Stockholders have caused this Voting Agreement and Irrevocable Proxy to be executed as of the day and the year first written above

Investor:

Alkhaleej Training and Education Corp.
By:	/s/ Awaleed Aldryaan
	Name:	Awaleed Aldryaan
	Title:	President

[This page intentionally left blank]

Investor and Stockholder Signature Page to Voting Agreement and
Irrevocable Proxy for New Horizons Worldwide, Inc.
     The undersigned Investors and/or Stockholders have caused this Voting Agreement and Irrevocable Proxy to be executed as of the day and the year first written above

Stockholder:
/s/ Mark A. Miller
Mark A. Miller

Investor and Stockholder Signature Page to Voting Agreement and
Irrevocable Proxy for New Horizons Worldwide, Inc.
     The undersigned Investors and/or Stockholders have caused this Voting Agreement and Irrevocable Proxy to be executed as of the day and the year first written above
Stockholders:

/s/ Curtis Lee Smith	/s/ William H. Heller

Curtis Lee Smith, Jr., Trustee Curtis Lee Smith, Jr. Declaration of Trust dated September 22, 1989, as modified.	William H. Heller, Trustee Curtis Lee Smith, Jr. Irrevocable Trust f/b/o Arthur B. Johnson dated 12/13/91

/s/ William H. Heller	/s/ William H. Heller

William H. Heller, Trustee Curtis Lee Smith, Jr. Irrevocable Trust f/b/o Curtis Lee Smith III dated 12/13/91	William H. Heller, Trustee Curtis Lee Smith, Jr. Irrevocable Trust f/b/o Gay L. Smith dated 12/13/91

/s/ William H. Heller	/s/ William H. Heller

William H. Heller, Trustee Curtis Lee Smith, Jr. Irrevocable Trust f/b/o Lyman T. Smith dated 12/13/91	William H. Heller, Trustee Curtis Lee Smith, Jr. Irrevocable Trust f/b/o Matthew S. Smith dated 12/13/91

/s/ Lauren Stringer	/s/ Matthew S. Smith

Lauren Stringer	Matthew S. Smith, Trustee UAW Curtis Lee Smith, Jr. f/b/o Ruby J. Smith dated 5/11/92

/s/ Matthew S. Smith	/s/ Gay L. Smith

Matthew S. Smith, Trustee UAW Curtis Lee Smith, Jr. f/b/o Cooper L. Smith dated 12/28/95	Gay L. Smith, Trustee UAW Curtis Lee Smith, Jr. f/b/o Lillian T. Asaph dated 6/21/91

/s/ Kaye Denny	/s/ Curtis Lee Smith III

Kaye Denny	Curtis Lee Smith III, Trustee UAW Curtis Lee Smith, Jr. f/b/o Tucker H. Smith

/s/ Lyman Smith, Jr.	/s/ Lyman T. Smith

Lyman Smith, Jr.	Lyman T. Smith, Trustee UAW Curtis Lee Smith, Jr. f/b/o Katherine S. Smith dated 10/17/89

/s/ William H. Heller

William H. Heller

Investor and Stockholder Signature Page to Voting Agreement and
Irrevocable Proxy for New Horizons Worldwide, Inc.
     The undersigned Investors and/or Stockholders have caused this Voting Agreement and Irrevocable Proxy to be executed as of the day and the year first written above
Stockholders:

/s/ Stuart O. Smith	/s/ Stuart O. Smith

Stuart O. Smith, Trustee, Stuart O. Smith Declaration of Trust dated November 18, 1981, as modified	Stuart O. Smith, Jr.

/s/ Eva Julie Smith	/s/ Stuart O. Smith

Eva Julie Smith	Stuart O. Smith, Jr. and Eva Julie Smith, JT

/s/ Stuart O. Smith	/s/ Stuart O. Smith

Stuart O. Smith, Jr. Trustee Stuart O. Smith Trust f/b/o Kevin F. Smith dated 10/17/89	Stuart O. Smith, Jr. Trustee Stuart O. Smith Trust f/b/o Michael N. Smith dated 12/13/91

/s/ Julie Smith Bonebrake	/s/ Geoffrey D. Bonebrake

Julie Smith Bonebrake	Geoffrey D. Bonebrake

/s/ Julie Smith Bonebrake	/s/ Julie Smith Bonebrake

Julie Smith Bonebrake, Trustee Stuart O. Smith Trust f/b/o Geoffrey D. Bonebrake, Jr. dated 4/24/92	Julie Smith Bonebrake, Trustee Stuart O. Smith Trust f/b/o Anna C. Bonebrake dated 11/16/95

/s/ Julie Smith Bonebrake	/s/ Stuart O. Smith / Julie Smith Bonebrake

Julie Smith Bonebrake, Trustee Stuart O. Smith Trust f/b/o Curtis S. Bonebrake dated 7/28/98	Stuart O. Smith, Jr. and Julie Smith Bonebrake, Co-Trustees Stuart O. Smith Grandchildren’s Trust

Investor and Stockholder Signature Page to Voting Agreement and
Irrevocable Proxy for New Horizons Worldwide, Inc.
     The undersigned Investors and/or Stockholders have caused this Voting Agreement and Irrevocable Proxy to be executed as of the day and the year first written above
Stockholders:

/s/ David A. Goldfinger	/s/ David A Goldfinger

David A. Goldfinger Trustee David A. Goldfinger Trust dated May 6, 1981, as modified	David A Goldfinger

/s/ Ruth G. Marks	/s/ Ruth Marks

Ruth G. Marks	Ruth Marks, Trustee, U/A dated July 2, 1998 David A. Goldfinger Trust f/b/o Elizabeth Grace Marks

/s/ Ruth Marks	/s/ Ruth Marks

Ruth Marks, Trustee, U/A dated October 8, 1992 David A. Goldfinger Trust f/b/o Matthew Aaron Marks	Ruth Marks, Trustee, U/A dated March 15, 1995 David A. Goldfinger Trust f/b/o Joseph Daniel Marks

/s/ Ronald E. Goldfinger	/s/ Ronald E. Goldfinger

Ronald E. Goldfinger	Ronald E. Goldfinger, Trustee U/A dated December 24, 1991 by David A. Goldfinger f/b/o Jacob S. Goldfinger

/s/Ronald E Goldfinger	/s/ Karen G Baker

Ronald E Goldfinger, Trustee U/A dated May 30, 1996 by David A. Goldfinger f/b/o Rachel Elise Goldfinger	Karen G Baker

/s/ Karen G. Baker	/s/ Karen G Baker

Karen G. Baker, Trustee U/A dated April 28, 1993 by David A. Goldfinger f/b/o Samuel Ezra Baker	Karen G Baker, Trustee U/A dated November 8, 1995 by David A. Goldfinger f/b/o Gabriel Morris Baker

Investor and Stockholder Signature Page to Voting Agreement and
Irrevocable Proxy for New Horizons Worldwide, Inc.
     The undersigned Investors and/or Stockholders have caused this Voting Agreement and Irrevocable Proxy to be executed as of the day and the year first written above
Stockholders:

/s/ James G. Kennedy
James G. Kennedy for
James G. Kennedy Contributory IRA

/s/ Nancy H. Kennedy

Nancy H. Kennedy for
Nancy H. Kennedy Contributory IRA

Investor and Stockholder Signature Page to Voting Agreement and
Irrevocable Proxy for New Horizons Worldwide, Inc.
     The undersigned Investors and Stockholders have caused this Voting Agreement and Irrevocable Proxy to be executed as of the day and the year first written above

Stockholders:
Camden Partners Strategic Fund III, L.P.
By:	/s/ David L. Warnock
	Name:	David L. Warnock
	Title:	Managing Member

Camden Partners Strategic Fund III-A, L.P.
By:	/s/ David L. Warnock
	Name:	David L. Warnock
	Title:	Managing Member

Schedule A to Voting Agreement and Irrevocable Proxy
for New Horizons Worldwide, Inc.
List of Investors and Stockholders and Voting Shares
Investors

Name And Address of Investor	Number of Shares
ATMF New Horizons, LLC	1,999,996
6735 Telegraph Road, Suite 110 Bloomfield Hills, MI 48301
NH Investment LLC	1,999,996
40900 Woodward Ave., Suite 130, Bloomfield Hills, MI 48304
Alkhaleej Training and Education Corp.	444,447
P. O. Box 295300, Riyadh 11351 Kingdom of Saudi Arabia
Stockholders

Name And Address of Stockholder	Number of Shares
Arnold M. Jacob 6735 Telegraph Road, Suite 110 Bloomfield Hills, MI 48301	690,000
Robert H. Orley 40900 Woodward Ave., Suite 130, Bloomfield Hills, MI 48304	100,000
Joseph H. Orley 201 W Big Beaver Suite 720 Troy, MI 48084	45,500
Lawrence Lax 40900 Woodward Ave., Suite 130, Bloomfield Hills, MI 48304	17,000
Kenneth Hantman Renaissance Corporate Park 3604 Horizon Drive King of Prussia 19406	10,400
Mark A. Miller 1900 S. State College Blvd., Suite 650 Anaheim, California 92806-6135	468,695

Name And Address of Stockholder	Number of Shares
Curtis Lee Smith, Jr., Trustee Curtis Lee Smith, Jr. Declaration of Trust dated September 22, 1989, as modified 7429 Sanderling Road Sarasota, FL 34242	922,797
William H. Heller, Trustee Curtis Lee Smith, Jr. Irrevocable Trust f/b/o Arthur B. Johnson dated 12/13/91 23611 Chagrin Blvd., Suite 200 Beachwood, OH 44122	63,158
William H. Heller, Trustee Curtis Lee Smith, Jr. Irrevocable Trust f/b/o Curtis Lee Smith III dated 12/13/91 23611 Chagrin Blvd., Suite 200 Beachwood, OH 44122	68,083
William H. Heller, Trustee Curtis Lee Smith, Jr. Irrevocable Trust f/b/o Gay L. Smith dated 12/13/91 23611 Chagrin Blvd., Suite 200 Beachwood, OH 44122	46,821
William H. Heller, Trustee Curtis Lee Smith, Jr. Irrevocable Trust f/b/o Lyman T. Smith dated 12/13/91 23611 Chagrin Blvd., Suite 200 Beachwood, OH 44122	68,083
William H. Heller, Trustee Curtis Lee Smith, Jr. Irrevocable Trust f/b/o Matthew S. Smith dated 12/13/91 23611 Chagrin Blvd., Suite 200 Beachwood, OH 44122	68,083
Lauren Stringer 432 Newton Avenue South Minneapolis, MN 55405	15,325
Matthew S. Smith, Trustee UAW Curtis Lee Smith, Jr. f/b/o Ruby J. Smith dated 5/11/92 432 Newton Avenue South Minneapolis, MN 55405	28,625
Matthew S. Smith, Trustee UAW Curtis Lee Smith, Jr. f/b/o Cooper L. Smith dated 12/28/95 432 Newton Avenue South Minneapolis, MN 55405	27,075

Name And Address of Stockholder	Number of Shares
Gay L. Smith, Trustee UAW Curtis Lee Smith, Jr. f/b/o Lillian T. Asaph dated 6/21/91 49 Summit Street Newton, MA 02458	36,619
Kaye Denny 19 West Street Belmont, MA 02478	12,800
Curtis Lee Smith III, Trustee UAW Curtis Lee Smith, Jr. f/b/o Tucker H. Smith 19 West Street Belmont, MA 02478	30,825
Lyman Smith, Jr. 3050 Umatilla Street Denver, CO 80211	63,880
Lyman T. Smith, Trustee UAW Curtis Lee Smith, Jr. f/b/o Katherine S. Smith dated 10/17/89 805 Park Avenue Mahtomidi, MN 55115	58,580
William H. Heller 23611 Chagrin Blvd., Suite 200 Beachwood, OH 44122	7,500
Stuart O. Smith, Trustee, Stuart O. Smith Declaration of Trust dated November 18, 1981, as modified 68 Long Point Drive Amelia Island, FL 32034	1,102,438
Stuart O. Smith, Jr. 3802 Merrymound Road Cleveland, OH 44121	25,225
Eva Julie Smith 3802 Merrymound Road Cleveland, OH 44121	25,225
Stuart O. Smith, Jr. and Eva Julie Smith, JT 3802 Merrymound Road Cleveland, OH 44121	169,391
Stuart O. Smith, Jr. Trustee Stuart O. Smith Trust f/b/o Kevin F. Smith dated 10/17/89 3802 Merrymound Road Cleveland, OH 44121	13,152

Name And Address of Stockholder	Number of Shares
Stuart O. Smith, Jr. Trustee Stuart O. Smith Trust f/b/o Michael N. Smith dated 12/13/91 3802 Merrymound Road Cleveland, OH 44121	6,512
Julie Smith Bonebrake 2872 Chatham Road Pepper Pike, OH 44124	61,079
Geoffrey D. Bonebrake 2872 Chatham Road Pepper Pike, OH 44124	105,825
Julie Smith Bonebrake, Trustee Stuart O. Smith Trust f/b/o Geoffrey D. Bonebrake, Jr. dated 4/24/92 2872 Chatham Road Pepper Pike, OH 44124	75,366
Julie Smith Bonebrake, Trustee Stuart O. Smith Trust f/b/o Anna C. Bonebrake dated 11/16/95 2872 Chatham Road Pepper Pike, OH 44124	72,421
Julie Smith Bonebrake, Trustee Stuart O. Smith Trust f/b/o Curtis S. Bonebrake dated 7/28/98 2872 Chatham Road Pepper Pike, OH 44124	71,118
Stuart O. Smith, Jr. and Julie Smith Bonebrake, Co-Trustees Stuart O. Smith Grandchildren’s Trust dated 1/30/01 3802 Merrymound Road Cleveland OH 44121 and 2872 Chatham Road Pepper Pike, OH 44124	292,583
David A. Goldfinger Trustee David A. Goldfinger Trust dated May 6, 1981, as modified 156 Key Heights Drive Tavernier, FL 33070	3,000
David A Goldfinger 156 Key Heights Drive Tavernier, FL 33070	22,000

Name And Address of Stockholder	Number of Shares
Ruth G. Marks 450 Shannon Road Deerfield, IL 60015	12,800
Ruth Marks, Trustee U/A dated July 2, 1998 David A. Goldfinger Trust f/b/o Elizabeth Grace Marks 450 Shannon Road Deerfield, IL 60015	1,681
Ruth Marks, Trustee U/A dated October 8, 1992 David A. Goldfinger Trust f/b/o Matthew Aaron Marks 450 Shannon Road Deerfield, IL 60015	3,125
Ruth Marks, Trustee U/A dated March 15, 1995 David A. Goldfinger Trust f/b/o Joseph Daniel Marks 450 Shannon Road Deerfield, IL 60015	3,750
Ronald E. Goldfinger 999 Bluff Road Glencoe, IL 60022-1140	10,225
Ronald E. Goldfinger, Trustee U/A dated December 24, 1991 by David A. Goldfinger f/b/o Jacob S. Goldfinger 999 Bluff Road Glencoe, IL 60022-1140	2,100
Ronald E Goldfinger, Trustee U/A dated May 30, 1996 by David A. Goldfinger f/b/o Rachel Elise Goldfinger 999 Bluff Road Glencoe, IL 60022-1140	3,090
Karen G Baker 30961 Fox Hollow Drive Pepper Pike, OH 44124	11,100

Name And Address of Stockholder	Number of Shares
Karen G. Baker, Trustee U/A dated April 28, 1993 by David A. Goldfinger f/b/o Samuel Ezra Baker 30961 Fox Hollow Drive Pepper Pike, OH 44124	3,125
Karen G Baker, Trustee U/A dated November 8, 1995 by David A. Goldfinger f/b/o Gabriel Morris Baker 30961 Fox Hollow Drive Pepper Pike, OH 44124	4,375
James G. Kennedy Contributory IRA c/o 11 Sparks Farm Road Sparks, Maryland 21152	150,000
Nancy H. Kennedy Contributory IRA c/o 11 Sparks Farm Road Sparks, Maryland 21152	100,000
Camden Partners Strategic Fund III, L.P. 500 East Pratt Street, Suite 1200 Baltimore, MD 21202	4,084,155
Camden Partners Strategic Fund III-A, L.P. 500 East Pratt Street, Suite 1200 Baltimore, MD 21202	169,724